Exhibit 4.1

Specimen Common Stock Certificate

NUMBER ZQ	SHARES

SOLOMON TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

Is The Owner of:

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE OF

SOLOMON TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder thereof, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

CYNTHIA K. McMULLEN-TETHER Secretary and Treasurer	DAVID E. TETHER Chief Operating Officer

[SEAL]

SOLOMON TECHNOLOGIES INC.

CORPORATE

SEAL

2003

DELAWARE

COUNTERSIGNED AND REGISTERED

Computershare Trust Company, Inc.

P.O. Box 1596

Denver, Colorado 80201

By:

Transfer Agent & Registrar Authorized Signature

SOLOMON TECHNOLOGIES, INC.

TRANSFER FEE: $25.00 PER NEW CERTIFIFCATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common UNIF GIFTS MIN ACT – custodian
TEN ENT	–	as tenants by the entireties (Cust) (Minor)
under Uniform Gifts to Minors Act
JT TEN	–	as joint tenants with right of
survivorship and not as tenants in common (State)

Additional abbreviations may also be used though not in the above list.

For Value Received                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFICATION NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee.

shares of the common stock represented by
this certificate and do hereby irrevocably constitute and appoint

                          ,

attorney, to transfer the said stock on the books of the within-named bank with full power of substitution in the premises.

DATED

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:

The signature(s) must be guaranteed by an eligible guarantor institution, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. rule 17Ad-15.

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